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                                                                   Exhibit 10.13

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                             STOCKHOLDERS AGREEMENT

                                  by and among

                               THE STOCKHOLDERS OF

                       EL SITIO INTERNATIONAL CORPORATION

                                  July 2, 1999

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            STOCKHOLDERS AGREEMENT, dated as of July 2, 1999, entered into by and among IAMP (El Sitio) Investments Ltd., a British Virgin Islands corporation ("IAMP"), Washburn Enterprises Inc., a British Virgin Islands corporation ("Washburn"), Chestnut Hill (El Sitio), LLC, a Delaware limited liability company ("Chestnut"), Bear, Stearns & Co. Inc., a Delaware corporation, the individuals referred to in Exhibit A hereto (the "Bear, Stearns Purchasers"), the Initial Stockholders (as defined herein) and El Sitio International Corporation, a British Virgin Islands Corporation.

            IAMP, Washburn, Chestnut, the Bear, Stearns Purchasers, and the Initial Stockholders are collectively referred to herein as the "Stockholders."

                              W I T N E S S E T H:

            WHEREAS, immediately prior to the Closing (as defined below), the Initial Stockholders each own, beneficially and of record, such number of shares of each class of the capital stock of El Sitio International Corporation (the "Corporation") as are set forth on Exhibit 1(a) hereto;

            WHEREAS, on the date hereof (the "Closing"), IAMP, Washburn, Chestnut and the Bear Stearns Purchasers are purchasing certain of the Corporation's Class A Convertible Preferred Shares, in the amounts set forth on
Exhibit 1(b) hereto;

            WHEREAS, immediately following the Closing, each Stockholder will own, beneficially and of record, the number of shares of each class of the Corporation's capital stock set forth on Exhibit 1(c) hereto; and

            WHEREAS, the Stockholders wish to establish certain agreements relating to voting, transfers and other matters as provided herein.

            NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1. Certain Definitions

            For the purposes of this Agreement, the following terms shall have the respective meanings set forth below:

            "Affiliate" means, with respect to any person, any other person which, at the time such determination is being made, is Controlling, Controlled by or under common Control with, such person. As used herein, "Control," whether used as a noun or verb, refers to the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of a person, whether through the ownership of voting securities or otherwise.

            "Agreement" means this Agreement, as from time to time assigned, supplemented, amended or modified in accordance with the terms hereof.

            "Board" means the Board of Directors of the Corporation.
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            "Class A Preferred" means the Class A Preferred Stock of the
Corporation.

            "Cause" means, with respect to any director, such individual's (i) commission of an act involving the reckless disregard of his duties to the Corporation or any of its subsidiaries, (ii) conviction in a criminal proceeding (other than a misdemeanor), or (iii) suffering under a mental or physical condition which has rendered such individual for a period of 180 consecutive days during the term of this Agreement totally incapacitated and incompetent to carry out the responsibilities of a director of the Corporation.

            "El Sitio Stock" means, collectively, the ordinary shares, par value $1.00 per share, of the Corporation, the Class A Convertible Preferred Stock of the Corporation, and any other class of capital stock of the Corporation issued at any time hereafter which has the right to vote in all matters, each as described in the Memorandum of the Corporation.

            "Ibero Group" means Stockholders which are Affiliates of IAMP (El Sitio) Investments Ltd.

            "Initial Interest" means the Interest on the date hereof of each Stockholder.

            "Initial Stockholders" means, collectively, Roberto Vivo-Chaneton, Guillermo J. Liberman, Tower Plus International Corp., Roberto Cibrian-Campoy, Hector A. Sierra, Hector R. Bandoni, Sergio S. Monti, Damian Said, Compania de Inversiones Montevideo BVI, Henry B. Wilson Trust, Vamagra S.A., Julien Sevaux, Quantum Dolphin plc, Renee Saenz Giles Dard, Summit Investment Management Ltd., Gustavo Blufstein, Helaine Steden, Jorge Ami, Roberto J. Garat and Alberto E. Tapia, and the term "Initial Stockholder" means one of them.

            "Interest" of a Stockholder means the aggregate voting interest represented by the El Sitio Stock directly or indirectly held, as of the date of determination, by such Stockholder, expressed as a percentage of the total aggregate voting interest represented by the El Sitio Stock directly or indirectly held by all of the Stockholders.

            "Memorandum" means the Memorandum and Articles of Association of the Corporation in the form attached hereto as Exhibit 2.

            "Registration Rights Agreement" means the agreement of even date herewith among the Corporation and the Stockholders, relating to the granting by the Corporation to the Stockholders of certain registration rights, attached hereto as Exhibit 3.

            "Securities Act" means the Securities Act of 1933, as amended, or any similar U.S. federal law then in force.

            "Stockholder" means any person who is a party to this Agreement and any permitted transferee of such person who agrees to be bound by the terms hereof in accordance with the terms of Section 5.11.

ARTICLE 2. Corporate Governance


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            2.1. Board of Directors. It is agreed that there shall be up to seven (7) members and seven (7) alternate members of the Board, all to be elected at the same time and serving for a term of one fiscal year, and the Memorandum shall so provide. Each director shall be entitled to vote on all matters presented to the Board, except as expressly provided herein.

            2.2 Election and Removal of Directors.

            (a) The Initial Stockholders shall have the right in any election of directors to the Board to select four (4) directors. Each Stockholder agrees that the holders of Class A Preferred shall have the right to nominate three (3) directors to the Board, two (2) of which shall be nominated by the Ibero Group for so long as the Ibero Group shall own ten percent (10%) or more of its current holdings of El Sitio Stock on an as-converted basis or one (1) for so long as the Ibero Group shall own one percent (1%) or more of El Sitio Stock on an as-converted basis. If the Ibero Group owns less than one percent (1%) of El Sitio Stock on an as-converted basis, the Ibero Group shall have the right to appoint an observer to the Board, who shall be entitled to participate in the meetings of the Board, but shall not have any vote. Chestnut shall have the right to nominate the third of such directors for so long as Chestnut shall own
(i) two and one-half percent (2.5%) or more of the El Sitio Stock on an as-converted basis or (ii) one percent (1%) or more of El Sitio Stock on an as-converted basis. If Chestnut owns less than one percent (1%) of El Sitio Stock on an as-converted basis, Chestnut shall have the right to appoint an observer to the Board, who shall be entitled to participate in the meetings of the Board, but shall not have any vote.

            (b) If, prior to his election to the Board, any director-nominee shall be unwilling or unable to serve as a director of the Corporation, the Stockholder which nominated such director shall be entitled to nominate a replacement who shall then be the director-nominee for such Stockholder for purposes of this Article 2. Except as set forth in Section 2.2(c) and to the extent the Stockholders shall otherwise agree in writing, each Stockholder agrees not to take any action or to cause the Corporation to take any action to remove or replace any director (or any alternate therefor) nominated by another Stockholder.

            (c) Each Stockholder agrees to vote in favor of each other's nominees upon initial election and upon replacement. In particular, upon the written request of any other Stockholder, each Stockholder agrees to take all actions available to it, including, without limitation, voting or acting by written consent, with respect to all of the El Sitio Stock that it is entitled to vote or so act, to (i) remove from the Board any member who had been nominated by such other Stockholder and (ii) appoint any new member designated by such other Stockholder to fill any vacancy on the Board caused by removal, resignation or death of a member originally nominated by such other Stockholder. A Stockholder shall have the right to cause the removal of any director (including those nominated by another Stockholder) for Cause, and upon notice from a Stockholder of its desire to remove a director for Cause, setting forth a description of the facts and circumstances which constitute "Cause," each Stockholder agrees to take any action necessary to remove such member of the Board for Cause, if Cause exists.

            (d) The Stockholders agree that the Memorandum shall provide for certain notice, quorum and voting requirements for action of the Board and agree not to take any action inconsistent with such provisions. The Memorandum shall provide for quarterly meetings of the


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Board unless a majority in Interest of the Stockholders otherwise agree. Special meetings of the Board may be held by conference telephone or any other means consistent with British Virgin Islands law.

            2.3. Board Action.

            (a) Except as provided in Section 2.3(b) below or in the Memorandum or in applicable law, all actions of the Board shall require the affirmative vote of four (4) directors. Unless prohibited by applicable law, the directors shall be permitted to vote on any matter brought before the Board. The Stockholders and the Corporation agree to take any action necessary or desirable to effect the foregoing.

            (b) The Stockholders agree that the matters set forth below will require the affirmative vote of the majority of the directors nominated by the holders of the Class A Preferred Stock:

                  (i) any guarantees, loans or contractual obligations to make loans, in either case made by the Corporation or any Subsidiary to third parties, in an amount which, jointly or severally, exceeds $50,000;

                  (ii) execution by the Corporation or any Subsidiary of contracts with suppliers or service companies in any amount which requires annual or single payments which exceed $75,000 above and beyond any budgeted item in the long term and annual business plans;

                  (iii) approval of the Corporation's long term business plan and any material modifications thereto;

                  (iv) approval of the Corporation's Annual Budget and any material modifications thereto;

                  (v) incurrence of debt by the Corporation or any Subsidiary in amounts not contemplated by the Corporation's long term business plan and annual business plan;

                  (vi) granting of Liens (other than purchase money security interests) on assets (including stock of any Subsidiary) of the Corporation or any Subsidiary not contemplated by the Corporation's long term business plan and annual business plan;

                  (vii) any disposition outside the ordinary course of business of assets (including stock of any Subsidiary) of the Corporation or any Subsidiary having a fair value of more than $100,000 which constitute less than all or substantially all of the assets of the Corporation;

                  (viii) any transactions between the Corporation or any of its Subsidiaries, on the one hand, and any Stockholder or any of its Affiliates, on the other hand;

                  (ix) reductions in capital for any reason;


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                  (x) public listing of securities of the Corporation on a
securities exchange (except in connection with the exercise of demand registration rights pursuant to the Registration Rights Agreement), other than in connection with a public offering which (x) raises at least $35.0 million net proceeds for the Corporation, (y) is made at a price per share at least equal to
3.0 times the conversion price on the Class A Preferred, and (z) the shares offered in which are listed on the NASDAQ National Market System, or any other U.S. national securities exchange.

                  (xi) issuance of equity securities or securities convertible into or exchangeable for equity securities of the Corporation; and

                  (xii) distribution of dividends by the Corporation.

            (c) If in any year the Board shall fail to approve a business plan for the next fiscal year, the Corporation's existing long term business plan in effect for the immediately preceding Fiscal Year (adjusted for the growth rate and inflation adjustments set forth therein) shall continue in effect.

            2.4. Special Shareholder Voting Requirements.

            (a) Each Stockholder agrees not to vote in favor of any of the matters described in this Section 2.4(a) unless Stockholders holding at least fifty percent (50%) of the Class A Preferred have voted in favor of such matters. These matters are as follows:

                  (i) changes in legal structure of the Company (other than the creation of a subsidiary);

                  (ii) merger, consolidation or spin-off involving the Corporation or sales of all or substantially all of the assets of the Corporation;

                  (iii) redemption of capital stock of the Corporation and any other stock repurchases, as well as a subsequent resale of such repurchased stock, in excess of $50,000, except that, with respect to employment related buy-backs, the Corporation may redeem or repurchase such capital stock without approval of the Class A Preferred; provided, however, that any such employment related buy-back is carried out in accordance with a severance arrangement;

                  (iv) insolvency, protection measures against creditors, bankruptcies or any other voluntary or judicial financial restructuring procedures;

                  (v) entry by the Corporation into any business other than the Internet Business or any other service;

                  (vi) dissolution, winding up or voluntary liquidation of the Corporation;


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                  (vii) modification of the benefits, advantages and conditions of redemption or amortization of one or more classes of preferred shares, or the creation of a new class of Stock which has rights which are senior to the Class A Preferred;

                  (viii) creation by the Corporation of beneficial interests;
and

                  (ix) any amendments to the Memorandum relating to the foregoing items.

            (b) Each of the Stockholders will receive at least ten (10) calendar days prior written notice of any meeting of Stockholders. In case a quorum is not present at a meeting, the Stockholders attending such meeting shall take any measures necessary to make such meeting ineffective, and hereby agree that any action taken at such meeting (other than such measure) shall be void ab initio. Except as provided in Section 2.4(a) above, actions requiring approval of the Stockholders will be approved by a vote of a majority of the Stockholders entitled to vote thereon and present in person or represented by proxy (or any greater percentage which may be required under applicable law), at any duly convened meeting of Stockholders at which a quorum is present.

            2.5. Right to Inspect Records. Each Stockholder shall have the right to inspect and examine the books, records, files, long term business plans and other business plans, and other documents of the Corporation upon reasonable notice to the Corporation and at reasonable times and in a manner so as not to disrupt business operations. In addition, the Stockholders agree to cause the Corporation to provide any and all information reasonably required by any Stockholder in order to comply with any legal, tax or regulatory requirements applicable to such Stockholder.

            2.6. Financial Reporting. The Corporation shall furnish to the
Stockholders:

            (a) as soon as available, and in any event within one hundred twenty
(120) days after the end of the first fiscal year of the Corporation following the Closing (as defined in the Stock Purchase Agreement executed among IAMP, Washburn, Chestnut and the Corporation of even date herewith) and within ninety
(90) days after the end of each fiscal year thereafter, (i) an audited financial statement of the Corporation and its Subsidiaries as of the end of such fiscal year, together with the related statements of income, stockholders' equity and cash flows for the fiscal year then ended, prepared in accordance with Argentine GAAP, together with a reconciliation of such statements to United States GAAP, and certified by a "Big 5" firm of independent public accountants selected by the Board and approved by the Stockholders, such approval not to be unreasonably withheld (the "Annual Financial Statement"); and (ii) any related management letters from such accounting firm. The Annual Financial Statement shall also include comparative statements from the prior fiscal year and the most recent Annual Budget (as defined below) delivered by the Corporation pursuant to
Section 2.6(d) hereof;

            (b) as soon as available, and in any event within thirty (30) days after the end of each quarter in each fiscal year (other than the last quarter in each fiscal year) a balance sheet of the Corporation and its Subsidiaries and the related statements of income, stockholders' equity and cash flows, unaudited but prepared in accordance with United States GAAP (except that such


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unaudited financial statement need not contain all of the required footnotes and is subject to normal, recurring non-material year end adjustments), and certified by the chief financial officer of the Corporation (the "Quarterly Balance Sheet"). The Quarterly Balance Sheet shall be accompanied by a quarterly management report describing the current status of the Corporation and its Subsidiaries and their operations and prospects. The Quarterly Balance Sheet should be prepared as of the end of such quarter with statements of income, stockholders' equity and cash flows for such quarter and for the period from the beginning of the fiscal year to the end of such quarter, in each case with comparative statements for the prior fiscal year and the most recent Annual Budget delivered by the Corporation pursuant to 2.6(d) hereof, and which shall specifically note and describe all expenditures (in any single transaction or series of related transactions) in excess of $50,000 not included in the most recent Annual Budget delivered by the Corporation pursuant to Section 2.6(d) hereof;

            (c) as soon as available, and in any event no later than twenty (20) days after the end of each month, statements of income and cash flow, unaudited but prepared in accordance with United States GAAP (except that such unaudited financial statement need not contain all of the required footnotes and is subject to normal, recurring non-material year-end adjustments) and certified by the chief financial officer of the Corporation, and any other reports that are prepared by the management of the Corporation for the Board.

            (d) as soon as available, and in any event no later than sixty (60) days prior to the start of each fiscal year, capital and operating expense budget, cash flow projections and income and loss projections for the Corporation and its Subsidiaries in respect of such fiscal year and an annual business plan (the "Annual Budget"), all itemized in reasonable detail and prepared on a monthly basis, and, promptly after preparation, any revisions to any of the foregoing;

            (e) promptly, any document relating to the affairs of the Corporation and its Subsidiaries delivered to all of the Stockholders; and

            (f) promptly, notice, and in any event within ten (10) days after notice has been received by the Corporation or its Subsidiaries, of any material litigation or an adverse event, claim, dispute or any other development which may be deemed material to the operations, assets or properties of the Corporation or its Subsidiaries.

            2.7. Ethical Business Practices. Each Stockholder agrees, severally and not jointly, not to offer or give on behalf of the Corporation or any of its Subsidiaries, and the Corporation agrees not to offer or give, either directly or through a Third Party, anything of value to: (a) any government official, any political party or official thereof, or any candidate for political office; (b) any customer or member of the government; or (c) any other Person, in any such case while knowing or having reason to know that all or a portion of such money or thing of value may be offered, given or promised, directly or indirectly, to any customer or member of the government or candidate for political office for the purpose of the following: (i) influencing any action or decision of such Person, in his or its official capacity, including a decision to fail to perform his or its official function; (ii) inducing such Person to use his or its influence with any government or instrumentality thereof to effect or influence any act or decision of such government or instrumentality in order to assist the Corporation in obtaining or retaining


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business for, or with, or directing business to, any Person; or (iii) where such payment would constitute a bribe, kickback or illegal or improper payment.

            2.8. Liability Insurance. The Corporation will maintain in full force and effect directors' and officers' liability insurance with a reputable, financially stable insurance company in such amounts and on such usual and customary terms (including, without limitation, as to coverage for claims against directors following the termination of their Board service) as the Board shall authorize from time to time.

            2.9. Compensation Committee and Audit Committee. The board of directors of the Corporation shall have two permanently sitting committees, the Compensation Committee and the Audit Committee, which committees shall be comprised of three members each. The Stockholders agree that two (2) representatives shall be appointed to each committee by the holders of the Class A Preferred, of which one (1) representative shall be appointed by Ibero Group to each of the committees as long as the Ibero Group retains its Board seat, and one (1) representative shall be appointed by Chestnut to each of the committees as long as Chestnut retains its Board seat. One (1) representative shall be appointed by the Initial Stockholders to each of the committees.

ARTICLE 3. Transfers of Shares; Preemptive Rights

            3.1. Restriction on Transfer. The El Sitio Stock held by any Stockholder and comprising its Interest ("Covered Stock") shall not be transferable, directly or indirectly, except upon the conditions specified in this Article 3, which conditions are intended in part to ensure compliance with the provisions of the Securities Act in respect of any disposition of any Covered Stock or any interest therein which would constitute a sale thereof within the meaning of the Securities Act (a "Transfer"). As used in this Article 3, the term "Transferor" refers to the transferor (whether by voluntary or involuntary means) of any Covered Stock, the term "Other Stockholder" means the Stockholder which is not the Transferor, and the term "Subject Shares" means the shares of Covered Stock that have been or are to be Transferred.

            3.2. Involuntary Transfers. In the event that an Involuntary Transfer (as hereinafter defined) by any Stockholder of any Covered Stock may occur, the following procedures shall apply:

            (a) The Stockholder to be deprived or divested of Covered Stock by the Involuntary Transfer shall promptly give written notice of such Involuntary Transfer in reasonable detail to the Corporation and to the Other Stockholders and the person or persons who take or propose to take any interest in the Subject Shares as a result of such Involuntary Transfer (the "Transferee") shall hold such interest subject to the rights of the Other Stockholder as set forth below.

            (b) Upon receipt of the notice referred to in Section 3.2(a) above or upon discovery of such Involuntary Transfer, the Corporation shall cause the appraisal referred to in Section 3.2(c) to be made and each of the Other Stockholders shall have the irrevocable option, but not the obligation, for a period of sixty (60) days following receipt by all Other Stockholders of the results of such appraisal, to purchase the Subject Shares, subject to the terms set forth


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herein. Each Other Stockholder may exercise the option for the number of Subject
Shares which bears the same relation to the total number of Subject Shares as
(x) such Other Stockholder's Interest bears to (y) the aggregate Interest then held by all of the Other Stockholders exercising such option (and purchasing Subject Shares under Section 3.2(c) below), or for such other number of Subject Shares as all of the Other Stockholders exercising such option may agree in writing. In the event that the Other Stockholders elect to purchase, in the aggregate, less than all of the Subject Shares, then the Other Stockholders shall have no right to purchase any of the Subject Shares.

            (c) The closing for any such sale of Subject Shares to one or more Other Stockholders shall be at the offices of the Corporation on a mutually satisfactory business day within fifteen (15) days after the expiration of such sixty (60) day period. The purchase price per share of any Subject Shares purchased pursuant to this Section 3.2 shall be the amount which is equal to the fair value, as of the Valuation Date (as hereinafter defined), of a Subject Share, as such fair value is determined by an independent appraiser selected by the Corporation and reasonably acceptable to the Stockholders holding, in the aggregate, the majority of the aggregate Interests, and all costs of any such appraisal shall be paid by the Corporation. The "Valuation Date" shall be the last day of the calendar quarter immediately preceding the Involuntary Transfer.

            (d) For purposes of this Agreement, the term "Involuntary Transfer" shall mean any involuntary sale, transfer, encumbrance or other disposition by or in which any Stockholder shall be deprived or divested of any right, title or interest in or to any Covered Stock, including, without limitation, any levy of execution, transfer in connection with bankruptcy, judicial reorganization, insolvency or similar proceedings or any transfer to a public officer or agency pursuant to any abandoned property or escheat law; provided that any Transfer complying with Section 3.3, Section 3.4, Section 3.5 or Section 3.6 hereof shall not be deemed to be an "Involuntary Transfer."

            3.3. Rights of First Offer. Except as otherwise expressly provided in Sections 3.4 and 3.5 hereof, each Stockholder hereby agrees that it shall not effect a Transfer of any Covered Stock, except in accordance with the following procedures:

            (a) In the event that a Stockholder wishes to make a Transfer of any Covered Stock, the Transferor shall first deliver to the Other Stockholders a written notice (the "Offer Notice"), which Offer Notice shall (i) specify the terms, including the number of shares of Covered Stock to be sold, and the price per share at which the Transferor proposes to Transfer such Covered Stock, and
(ii) be irrevocable for a period of fifteen (15) days after delivery thereof, offering (the "Offer") to the Other Stockholders all of the Subject Shares proposed to be sold by the Transferor at the purchase price and on the terms specified therein. Each of the Other Stockholders shall have the right and option, at its sole discretion, for a period of fifteen (15) days after delivery of the Offer Notice (the "Acceptance Period"), to accept all, but not less than all, of the Subject Shares (pro rata among such Other Stockholders so electing on the basis of the number of shares of El Sitio Stock owned by such Other Stockholders) offered at a price equal to the purchase price and upon the other terms stated in the Offer Notice. Such acceptance may be made by delivery of a written notice to the Transferor within said fifteen (15) day period, which notice shall specify whether such Stockholder wishes to purchase more than its pro rata share, if


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Other Stockholders decline to purchase, and if so, the maximum purchase such
Stockholder elects to make. In the event that any Stockholder elects not to exercise its pro rata right to purchase, the Other Stockholder(s) shall have the right to purchase the Subject Shares otherwise allocable to the non-participating Stockholder pro rata to their participation in the Offer, subject to the limits set forth in the applicable Acceptance Notice. In the event that the Other Stockholders elect not to purchase all of the Subject Shares, then the Other Stockholders shall have no right to purchase all or any portion of such Subject Shares and the Transferor shall be free to Transfer the Subject Shares in accordance with Section 3.3(c). A Stockholder electing to purchase Subject Shares pursuant to this Section 3.3 is referred to herein as a "Purchasing Stockholder").

            (b) Notwithstanding anything to the contrary contained in Section
3.3 hereof, in the event the Transferor is one of the (i) Initial Stockholders, the other Initial Stockholders will have a priority right of first offer with respect to any Subject Shares offered by an Initial Stockholder, in accordance with the terms and conditions of the Syndication Agreement among the Initial Stockholders and dated as of June 10, 1999, before any such right may be exercised by the Stockholders of any other class or (ii) holders of Class A Preferred, the other holders of Class A Preferred will have a priority right of first offer with respect to any Class A Preferred offered by a holder of Class A Preferred, before any such right may be exercised by the other Stockholders.

            (c) Transfers, if any, of Subject Shares to the Purchasing Stockholder under the terms of this Section 3.3 shall be made at the offices of the Corporation or any other address acceptable to the Corporation on a mutually satisfactory business day within fifteen (15) days after the expiration of the Acceptance Period. The Transferor shall deliver the Subject Shares by delivering shares, duly endorsed for transfer, against payment of the purchase price thereof, in accordance with the terms of the Offer.

            (d) If effective acceptance shall not be received pursuant to
Section 3.3(a) above, with respect to all Covered Stock offered for sale pursuant to the Offer Notice, then the Transferor may Transfer all or any part of the El Sitio Stock so offered for sale at a price not less than the price, and on terms not more advantageous to the purchaser than the terms stated in the Offer Notice at any time within one hundred eighty (180) days after the expiration of the Acceptance Period.

            (e) In the event that any Stockholder exercises a purchase right under Section 3.3(a) and then fails to consummate such purchase in accordance with the terms of the Offer Notice (each such Stockholder, a "Defaulting Stockholder"), then, in addition to any remedies at law or in equity that the Transferor may have in respect of such failure, the Defaulting Stockholder shall thereafter cease to have any right to receive offers or purchase shares pursuant to Section 3.3(a).

            3.4. Exempt Transfers. Anything contained herein to the contrary notwithstanding, the provisions of Sections 3.3, 3.5 and 3.6 shall not be applicable to a Transfer (i) to an Affiliate of a Stockholder or for the benefit of an Affiliate or family member of a Stockholder, if made solely for personal tax or estate planning purposes, or (ii) in an offering pursuant to the exercise of registration rights under the Registration Rights Agreement, provided


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such Affiliate executes all documents (including the representation that such
Transfer may be effected without registration under the applicable provisions of the Securities Act and state securities or blue sky laws) deemed reasonably necessary by the Other Stockholder to cause the Affiliate to become a party to, and be bound by, the terms of this Agreement.

            3.5. Tag-Along Rights.

            (a) Right to Participate in Sale. Notwithstanding any other provision hereof, if any Stockholder party hereto (such Stockholders, together with their Affiliates, the "Selling Stockholder(s)") proposes to enter into an agreement with a third party to sell or otherwise dispose of for value (such sale or other disposition for value being referred to as a "Tag-Along Sale") El Sitio Stock held by it to a third party who is not an Affiliate (any such party, a "Third Party") pursuant to a bona fide transaction (or series of related transactions) in which securities representing an aggregate Interest of fifty percent (50%) or more will be sold to a Third Party, then the Selling Stockholder(s) shall afford the other Stockholder(s) (the "Tag-Along Stockholder") the opportunity to require that the sale by the Selling Stockholder(s) be conditioned upon such Third Party purchasing that number of shares of El Sitio Stock owned by such Tag-Along Stockholder which delivers a Tag-Along Notice in accordance with Section 3.5(c) equal to the product (rounded up to the nearest whole number) of (i) the quotient determined by dividing (A) the number of shares of El Sitio Stock owned by such Tag-Along Stockholder, by
(B) the number of shares of El Sitio Stock owned by the Selling Stockholders and all Tag-Along Stockholders which are selling shares of El Sitio Stock in the contemplated Tag-Along Sale, and (ii) the number of shares of El Sitio Stock proposed to be sold by all Stockholders in the contemplated Tag-Along Sale. In negotiating a Tag-Along Sale, the Selling Stockholder(s) shall provide (i) that the only representations, warranties or covenants which any Tag-Along Stockholder shall be required to make in connection with any Transfer are representations and warranties with respect to its own ownership of the shares to be sold by it and its ability to convey title thereto free and clear of liens, encumbrances or adverse claims, its due organization, its due authorization, execution and delivery of the definitive purchase agreement (if applicable), enforceability of such purchase agreement against it and no conflict of it with such purchase agreement, and (ii) that the liability of the Tag-Along Stockholder with respect to any representation and warranty made in connection with any Transfer is the several liability of such Tag-Along Stockholder (and not joint with any other person) and that such liability is limited to the amount of proceeds actually received by such Tag-Along Stockholder; provided, however, that the foregoing shall not limit the obligations of such Tag-Along Stockholder, and such Tag-Along Stockholder hereby expressly agrees to be bound by and be subject to, any escrow or other holdback arrangement (on a pro rata basis based on the number of shares sold by such Tag-Along Stockholder in proportion to all shares of the Corporation sold in such Tag-Along Sale) provided for in the agreement relating to the Tag-Along Sale.

            (b) Sale Notice. The Selling Stockholder(s) shall provide each Tag-Along Stockholder and the Corporation with written notice (the "Tag-Along Sale Notice") not less than thirty (30) days prior to the proposed date of the Tag-Along Sale (the "Tag-Along Sale Date"). Each Tag-Along Sale Notice shall be accompanied by a copy of any agreement relating to the Tag-Along Sale (if available) and shall set forth: (i) the name and address of the Third Party in the Tag-Along Sale; (ii) the number of shares proposed to be Transferred by the Selling Stockholder(s); (iii) the proposed amount and form of consideration to be paid for such shares expressed on a per share basis and the terms and conditions of payment offered by the Third Party; (iv) the aggregate number of shares of the Corporation held of record by the Selling Stockholder(s) as of the close of business on the day immediately preceding the date of the Tag-Along Notice (the "Tag-Along Notice Date"); (v) confirmation that the Third Party has been informed of the "Tag-Along Rights" provided for herein and has agreed to purchase shares from any Tag-Along Stockholder in accordance with the terms hereof; and (vi) the Tag-Along Sale Date.

            (c) Tag-Along Notice. Any Tag-Along Stockholder wishing to participate in the Tag-Along Sale shall provide written notice (the "Tag-Along Notice") to the Selling Stockholder(s) no less than fifteen (15) days prior to the Tag-Along Sale Date. The Tag-Along Notice shall set forth the number of shares of El Sitio Stock that such Tag-Along Stockholder elects to include in the Tag-Along Sale. The Tag-Along Notice given by any Tag-Along Stockholder shall constitute such Tag-Along Stockholder's binding agreement to sell the shares specified in the Tag-Along Notice on the terms and conditions applicable to the Tag-Along Sale; provided, however, that in the event that there is any material change in the material terms and conditions of such Tag-Along Sale applicable to the Tag-Along Stockholder (including, but not limited to, any decrease in the purchase price that occurs other than pursuant to an adjustment mechanism set forth in the agreement relating to the Tag-Along Sale) after such Tag-Along Stockholder gives its Tag-Along Notice, then, notwithstanding anything herein to the contrary, the Tag-Along Stockholder shall have the right to withdraw from participation in the Tag-Along Sale with respect to all of its shares affected thereby. If the Third Party does not consummate the purchase of all the shares requested to be included in the Tag-Along Sale by any Tag-Along Stockholder on terms and conditions which are no more favorable in any material respect to the Selling Stockholder (except as otherwise provided herein), then the Selling Stockholder(s) shall not consummate the Tag-Along Sale of any of its shares to the Third Party. If a Tag-Along Notice from any Tag-Along Stockholder is not received by the Selling Stockholder(s) prior to the fifteen (15) day period specified above, the Selling Stockholder(s) shall have the right to consummate the Tag-Along Sale without the participation of such Tag-Along Stockholder, but only on terms and conditions which are no more favorable in any material respect to the Selling Stockholder (and in any event, at no greater a purchase price, except as the purchase price may be adjusted pursuant to the agreement regarding the relevant sale or other disposition) than as stated in the Tag-Along Sale Notice and only if such Tag-Along Sale occurs on a date within one hundred eighty (180) days of the Tag-Along Sale Date. If such Tag-Along Sale does not occur within such one hundred eighty (180) day period, the shares of El Sitio Stock that were to be subject to such Tag-Along Sale thereafter shall continue to be subject to all of the restrictions contained in this Agreement.

            (d) Delivery of Shares. On the Tag-Along Sale Date, each Tag-Along Stockholder shall deliver the shares to be sold in connection with the Tag-Along Sale to the Third Party by delivering shares, duly endorsed for transfer, against delivery of immediately available funds in the amount of the purchase price for such shares.

            (e) No Waiver. Any election in any instance by a Stockholder not to exercise its rights to participate in a Tag-Along Sale under this Section 3.5 shall not constitute a waiver of such rights with respect to any other proposed Transfer of shares of the Corporation which would trigger such rights.

            3.6. Drag-Along Rights.

            (a) Grant of Drag-Along Rights. If any Stockholder party hereto (such Stockholders, together with their Affiliates, the "Selling Stockholder(s)") proposes to enter into an agreement with a third party to sell or otherwise dispose of for value (such sale or other disposition for value being referred to as a "Drag-Along Sale") El Sitio Stock held by it to a third party who is not an Affiliate (any such party, a "Third Party") pursuant to a bona fide transaction (or series of related transactions) in which securities representing an aggregate Interest of fifty percent (50%) or more will be sold to a Third Party, then the remaining Stockholder(s) (the "Drag-Along Stockholder") shall, upon the written request of the Selling Shareholder(s), sell to such Third Party (i) El Sitio Stock owned by such Drag-Along Stockholder equal to (A) the number of shares of El Sitio Stock owned by such Drag-Along Stockholder multiplied by (B) a fraction ("Drag-Along Fraction"), the numerator of which is the number of shares of El Sitio Stock, the Selling Shareholder(s) intend to sell pursuant to this Section 3.6 and the denominator of which is the aggregate number of shares of El Sitio Stock owned by the Selling Shareholder(s), and (ii) warrants owned by such Drag-Along Stockholder representing the right to acquire a number of shares equal to (A) the number of shares underlying such Drag-Along Stockholders warrants multiplied by (B) the Drag-Along Fraction, contemporaneously with the sale of such El Sitio Stock by the Selling Stockholder(s), for, with respect to the El Sitio Stock, the same consideration and on the same terms as those provided by such Third Party to the Selling Stockholder(s) and, with respect to the warrants, for the same consideration and on the same terms as those provided by such Third Party to the Selling Stockholder(s) less the aggregate exercise price for the warrants so transferred.

            (b) Exercise of Drag-Along Right. The Drag-Along Right shall be exercisable by written notice given by the Selling Stockholder(s) to each Drag-Along Stockholder, containing the price and other material terms of the proposed sale and the date of the closing of the proposed sale (the "Drag-Along Sale Date"), which date shall not be less than twenty (20) nor more than sixty
(60) calendar days after the date of such notice.

            (c) Delivery of Shares. On the Drag-Along Sale Date, each Drag-Along Stockholder shall deliver the shares to be sold in connection with the Drag-Along Sale to the Third Party by delivering shares, duly endorsed for transfer, against delivery of immediately available funds in the amount of the purchase price for such shares.

            3.7. Transfers in Violation of Agreement. If any voluntary Transfer of El Sitio Stock is made or attempted contrary to the provisions of this Agreement (such Transfer, an "Unauthorized Transfer"), the Other Stockholders shall have the right to purchase all or part of such El Sitio Stock from the owner thereof or the owner's transferee at any time before or after the Transfer at a purchase price per share equal to (i) if any shares of El Sitio Stock are listed for trading on NASDAQ or the Bolsa de Comercios de Buenos Aires, the lesser of (x) eighty percent (80%) of the thirty (30) day average closing price over the thirty day period immediately preceding the date of the initial Transfer contrary to this Agreement, or (y) eighty percent (80%) of the thirty
(30) day average closing price for the thirty days immediately preceding the date of exercise of the right granted to the Other Stockholders herein, or (ii) if no shares of El Sitio Stock are listed for trading on NASDAQ or the Bolsa de Comercios de Buenos Aires, the lesser of (x) eighty percent (80%) of the Fair Value at the time of the initial transfer that was contrary to this

Agreement, or (y) eighty percent (80%) of the Fair Value at the time of the Other Stockholders' purchase of such El Sitio Stock. The term "Fair Value" shall mean the amount at which the El Sitio Stock would change hands between an independent, willing buyer and an independent, willing seller, each having reasonable knowledge of all relevant facts and neither being under any compulsion to act (considering, where applicable, the relative rights of all outstanding classes or series of capital stock but not discounting the value of such securities for illiquidity or because they represent a minority ownership position in the Corporation), which amount shall be determined by the Board of Directors of the Corporation in its reasonable discretion and in good faith.

            3.8. Preemptive Rights.

            (a) Except for the issuance of the Corporation's capital stock or other securities (i) pursuant to a Qualifying IPO, (ii) comprising additional stock or option issuances to Employees of the Corporation pursuant to stock option plans existing on the date hereof including the number of shares issuable thereunder as of the date hereof (or amendments to such plans or new plans if agreed to by the Stockholders) or (iii) in connection with acquisitions of businesses by the Corporation approved by the Stockholders, if the Corporation at any time after the date hereof authorizes the issuance or sale of any capital stock of the Corporation or any securities of the Corporation containing options or rights to acquire any shares of capital stock (other than as a dividend on the outstanding capital stock), the Corporation shall first offer to sell to the Stockholders on a pro rata basis, all of such capital stock or other securities (the "Offered Shares").

            (b) In order to exercise its purchase rights under this Section 3.8, each Stockholder must within twenty (20) business days after receipt of written notice from the Corporation describing in reasonable detail the capital stock or securities being offered, the purchase price thereof and the payment terms, deliver a written notice to the Corporation describing its election hereunder. Such election shall indicate the number of Offered Shares that the Stockholder in its sole discretion elects to purchase, which may be all or any portion of the Offered Shares. The Corporation shall give the Stockholders no less than fifteen (15) business days notice of the closing of the sale and purchase of such shares.

            (c) Upon the expiration of the 20-day period described above, the Corporation shall be entitled to sell such capital stock or securities which the Stockholder has not elected to purchase during the ninety (90) days following such expiration on terms and conditions, including price, no more favorable to the purchasers thereof than those offered to the Stockholders. Any capital stock or securities offered or sold by the Corporation to any person after such 90-day period must be re-offered to the Stockholders pursuant to the terms of this
Section 3.8.

ARTICLE 4. Other Agreements

            IAMP (El Sitio) Investments Ltd.., Washburn and the Corporation agree to use reasonable efforts to exploit jointly strategic business opportunities in the future, including, but not limited to: (i) the Ibero Group advertising on the Internet site of the Corporation and the Corporation advertising on media networks of the Ibero Group and its Affiliates (including agreements whereby the Corporation will utilize media networks of the Ibero Group and its Affiliates as the preferred choice for its advertising expenditures); (ii) the Corporation and the Ibero Group developing Internet sites for Ibero Group's media networks as a preferred provider; (iii) the Corporation and the Ibero Group sharing production and advertising sales assets; and (iv) the Corporation and the Ibero Group sharing offices and other administrative overhead; provided, however, that such opportunities are mutually beneficial for both Ibero Group and the Corporation. The Ibero Group and the Corporation agree that these strategic business opportunities are intended to be a part of a long-term strategic initiative.

ARTICLE 5. Miscellaneous

            5.1. Notices. Any and all notices, designations, consents, offers, acceptances, or any other communication required or permitted to be given by any provision of this Agreement shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by telecopier with acknowledgment of receipt sent by telecopier or delivered in person, as the case may be, to such party at the address or telecopier number, as the case may be, set forth on the signature pages hereto. All such notices, requests, consents and other communications shall be deemed to have been received: (a) in the case of personal delivery, on the date of receipt; or (b) in the case of telecopying, on the date of acknowledgment thereof.

            5.2. Amendment and Waiver. No change or modification of, or waiver of compliance with, this Agreement shall be valid unless the same shall be in writing and signed by each of the Stockholders party hereto which holds an Interest of one percent (1%) or more.

            5.3. Termination. This Agreement may be terminated at any time by an instrument in writing signed by all of the Stockholders party hereto. This Agreement shall terminate automatically as to any Stockholder which transfers all of its El Sitio Stock, or upon the occurrence of a Qualifying IPO (as defined in the Memorandum). Unless sooner terminated, this Agreement shall terminate ten (10) years from the date hereof, unless, at any time within one
(1) year prior to such date, all of the parties extend its duration for as many additional periods, each not to exceed ten (10) years, as they may desire.

            5.4. No Waiver. No failure or delay on the part of the Stockholders or any of them in exercising any right, between the Corporation and the Stockholders or any of them shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Stockholders or any of them would otherwise have. No notice to or demand on the Corporation in any case shall entitle the Corporation to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Stockholders or any of them to take any other or further action in any circumstances without notice or demand.

            5.5. Specific Performance. Each party to this Agreement acknowledges that the other parties will suffer irreparable injury in the event of any breach of any provision of this Agreement and that therefore the remedy at law for any breach or threatened breach of any such provision of this Agreement will be inadequate. Accordingly, upon a breach or threatened breach of any such provision of this Agreement by any party hereto, the other parties shall, in addition and without prejudice to any of the rights and remedies they may have, be entitled as a matter of right, without proof of actual damages, to seek specific performance of such provisions of this Agreement and to such other injunctive or equitable relief to enforce, or prevent any violations (whether anticipatory, continuing or future) of, such provisions of this Agreement.

            5.6. Counterparts and Headings. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. All headings and any cover page or table of contents are inserted for convenience or reference only and shall not affect its meaning or interpretation.

            5.7. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice-versa. Dollars or $ means the currency of the United States or its foreign currency equivalent at the time the determination is made.

            5.8. Expenses. Each of the parties to this Agreement shall bear its own expenses, including, without limitation, the fees and disbursements of its respective counsel, in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby.

            5.9. Governing Law. This Agreement will be governed by, and construed and enforced in accordance with, the laws of the British Virgin Islands, without regard to its conflict of law rules.

            5.10. Dispute Resolution.

            (a) Any and all disputes between or among the parties arising in connection with or relating in any way to the validity, construction, meaning, enforceability or performance of this Agreement shall be settled by binding arbitration in accordance with the rules of arbitration then in effect (the "ICC Rules") of the International Chamber of Commerce (the "ICC"). Any party or parties electing to refer a matter to arbitration pursuant hereto (the "Petitioner") shall promptly deliver written notice (the "Arbitration Notice") to the other parties that it wishes to commence an arbitration proceeding under this Section 5.10. The Arbitration Notice shall set forth the matter being referred to arbitration and the name of the individual selected by the Petitioner as one of the arbitrators.

            (b) There shall be three (3) arbitrators, and each party to the arbitration shall select one (1) arbitrator. Within twenty (20) days of receipt of the Arbitration Notice, the other party to such arbitration (the "Respondent") shall appoint an arbitrator (who shall have appropriate qualifications in relation to the matter in dispute) and notify the Petitioner of such appointment and submit its counter statement, if any, of the matter being referred to arbitration. If the Respondent fails to appoint an arbitrator within such twenty (20) day period, the Petitioner shall request the ICC President to appoint a second arbitrator who shall have appropriate qualifications in relation to the matter in dispute. Within twenty (20) days after appointment of the second arbitrator, the two arbitrators shall appoint the third arbitrator. If the two arbitrators fail to appoint the third arbitrator within such twenty (20) day period, either party to the arbitration may request that the ICC President appoint the third arbitrator, who shall have appropriate qualifications in relation to the matter in dispute. All three (3) arbitrators shall be bilingual (Spanish/English). In the event that there are more than two (2) parties to such arbitration, all three (3) arbitrators shall be appointed by the ICC President.

            (c) The arbitration proceedings shall be conducted in the English and Spanish languages in London, England, in accordance with the ICC Rules, and all documents in connection with any such proceedings shall be submitted in the English or Spanish languages or with a complete and accurate English or Spanish (as applicable) language translation. In any arbitration, the decision of the arbitrators shall be final and binding on the parties to the arbitration and judgment on the decision may be entered in and enforced in any court of competent jurisdiction in accordance with the New York Convention on the Recognition and Enforcement of Arbitral Awards. The substantially prevailing party in such arbitration, in addition to all other relief provided, shall be entitled to an award of all its reasonable costs and expenses including attorney fees and expenses and deposits and payments to the ICC.

            (d) Each party hereto hereby agrees that each of the parties hereto shall have the right to seek appropriate emergency or equitable relief to preserve the arbitral matter or to otherwise protect its rights pending resolution of the arbitral matter, whether in New York, New York, Argentina or in any other jurisdiction.

            5.11. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of each of the Stockholders and their respective executors, administrators and personal representatives and heirs and their successors and assigns. The rights and obligations of any Stockholder hereunder shall inure to the benefit of and be binding upon any transferee of such Stockholder, if (i) such transferee agrees in writing to be bound by the provisions of this Agreement and (ii) the Interest of such transferee would, immediately upon becoming a party to this Agreement, equal or exceed five percent (5%).

            5.12. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions hereof shall nevertheless continue in full force and effect as though the illegal, invalid or unenforceable provisions were not a part hereof, and the parties shall exert their best efforts to amend this Agreement to include a provision which is legal, valid and enforceable and which carries out the original intent of the parties.

            5.13. Complete Agreement. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings, whether written or oral, between or among any of the parties hereto, with respect to the subject matter hereof, other than the Registration Rights Agreement and the Syndication Agreement among the Initial Stockholders, dated as of June 10, 1999.

            5.14. Further Assurances. Each of the parties to this Agreement agrees to execute such other documents and take such other action as may be reasonably necessary to implement and carry out the intent of this agreement.

            5.15. Conflict with Memorandum. In the event that any of the terms or provisions contained herein conflict with any of the provisions contained in the Memorandum, the provisions of this Agreement shall govern to the extent that they are consistent with applicable British Virgin Islands law, as in effect from time to time.

            5.16. Confidentiality. Each Stockholder covenants and agrees to treat any non-public information provided to it by the Corporation concerning the business and finances of the Corporation ("Corporate Information") as confidential and agrees further that it will not use, exploit, reproduce, disclose or provide Corporate Information to any third party (other than any agents of the Stockholder who are bound by substantially similar obligations of confidentiality) on its own behalf or otherwise, except with the consent of the Corporation or as required by law, legal process or any federal or state regulatory body having jurisdiction over such Stockholder. The provisions of this Section 5.16 shall not apply to any information which:

            (a) was within the public domain prior to the time of disclosure of Corporate Information to the Stockholder or which comes into the public domain other than as a result of a breach by the Stockholder of this Section 5.16;

            (b) was in the possession of the Stockholder (or any of its officers, directors, employees, agents, principals, or Affiliates) before the Stockholder received the Corporate Information;

            (c) was rightfully acquired by the Stockholder from a third party without, to the knowledge of the Stockholder, any restriction or any obligation of confidentiality; or

            (d) was independently developed by the Stockholder without any use or reference to the Corporate Information.

            The provisions of this Section 5.16 shall survive the termination of this Agreement, either in whole or as to any Stockholder, for a period of two
(2) years.

            5.17. Failure to Execute. Failure of any party to execute this Agreement renders this Agreement void as to the non-executing party, but such Agreement shall be valid and binding as to all other parties that execute such Agreement.

            [The rest of this page has been intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

                              EL SITIO INTERNATIONAL CORPORATION

                              By: /s/ Roberto Cibrian-Campoy
                                  ----------------------------------------------
                                  Title: Chief Executive Officer
                                  Notice Address:
                                         Avenida Belgrano 845, 4th Floor
                                         1092 Buenos Aires, Argentina
                                         Attention:  Roberto Cibrian-Campoy
                                         Telephone:  (54 11) 4343-9122
                                         Telecopier: (54 11) 4343-9122, ext. 104

                                 with a copy to:

                                         Paul, Hastings, Janofsky & Walker LLP
                                         399 Park Avenue, 31st Floor
                                         New York, New York 10022
                                         Attention:  Neil A. Torpey
                                         Telephone:  (212) 318-6034
                                         Telecopier: (212) 318-4090

                              IAMP (EL SITIO) INVESTMENTS LTD.

                              By: /s/ Jose Santos
                                  ----------------------------------------------
                                  Title: FOR WESTLAW LIMITED - Director
                                  Notice Address:

                                       c/o 404 Washington Avenue, 8th Floor
                                       Miami Beach, Florida 33139
                                       Attention:  Benjamin S.A. Moody
                                       Telephone:  (305) 894-3578
                                       Telecopier: (305) 894-3599

                                 with a copy to:

                                       Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                       590 Madison Avenue
                                       New York, New York 10022
                                       Attention:  L. Kevin O'Mara, Jr.
                                       Telephone:  (212) 872-1021
                                       Telecopier: (212) 872-1002

                              WASHBURN ENTERPRISES INC.

                              By: /s/ Amaya Ariztoy
                                  ----------------------------------------------
                                  Title: Authorized Signatory
                                  Notice Address:

                                       c/o 404 Washington Avenue, 8th Floor
                                       Miami Beach, Florida 33139
                                       Attn:  Benjamin S.A. Moody
                                       Telephone:  (305) 894-3578
                                       Telecopier: (305) 894-3599

                                 with a copy to:

                                       Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                       590 Madison Avenue
                                       New York, New York 10022
                                       Attention:  L. Kevin O'Mara, Jr.
                                       Telephone:  (212) 872-1021
                                       Telecopier: (212) 872-1002

                              CHESTNUT HILL (EL SITIO), LLC

                              By: /s/ Michael Greeley
                                  ----------------------------------------------
                                  Title: SVP
                                  Notice Address:

                                          c/o GCC Investments, Inc.
                                          1300 Boylston Street
                                          Chestnut Hill, MA 02647
                                          Attn:  Michael A. Greeley
                                          Telephone:  (617) 975-3222
                                          Telecopier: (617) 975-3201

                                 with a copy to:

                                          Phillip J. Szabla
                                          Vice President and General Counsel
                                          GC Companies, Inc.
                                          1300 Boylston Street
                                          Chestnut Hill, MA 02467
                                          Telephone:  (617) 264-8098
                                          Telecopier: (617) 264-8206

                              ROBERTO VIVO-CHANETON

                              By: /s/ Roberto Vivo-Chaneton
                                  ----------------------------------------------

                                  Notice Address:

                                         c/o Avenida Belgrano 845, 4th Floor
                                         1092 Buenos Aires, Argentina
                                         Attn:  Roberto Cibrian Campoy
                                         Telephone:  (54 11) 4343-9122
                                         Telecopier: (54 11) 4343-9122, ext. 104

                              GUILLERMO J. LIBERMAN

                              By: /s/ Guillermo J. Liberman
                                  ----------------------------------------------

                                  Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier: (54 11) 4343-9122, ext. 104

                              TOWER PLUS INTERNATIONAL CORP.

                              By: /s/ Nicolas Juan
                                  ----------------------------------------------
                                  Title: PRESIDENT
                                  Notice Address:

                              ROBERTO CIBRIAN-CAMPOY

                              By: /s/ Roberto Cibrian-Campoy
                                  ----------------------------------------------

                                  Notice Address:

                                         c/o Avenida Belgrano 845, 4th Floor
                                         1092 Buenos Aires, Argentina
                                         Attn:  Roberto Cibrian Campoy
                                         Telephone:  (54 11) 4343-9122
                                         Telecopier: (54 11) 4343-9122, ext. 104

                              HECTOR R. BANDONI

                              By: /s/ Hector R. Bandoni
                                  ----------------------------------------------

                                  Notice Address:

                                         c/o Avenida Belgrano 845, 4th Floor
                                         1092 Buenos Aires, Argentina
                                         Attn:  Roberto Cibrian Campoy
                                         Telephone:  (54 11) 4343-9122
                                         Telecopier: (54 11) 4343-9122, ext. 104

                              SERGIO S. MONTI

                              By: /s/ Sergio S. Monti
                                  ----------------------------------------------

                                  Notice Address:

                                         c/o Avenida Belgrano 845, 4th Floor
                                         1092 Buenos Aires, Argentina
                                         Attn:  Roberto Cibrian Campoy
                                         Telephone:  (54 11) 4343-9122
                                         Telecopier: (54 11) 4343-9122, ext. 104

                              HECTOR A. SIERRA

                              By: /s/ Hector A. Sierra
                                  ----------------------------------------------

                                  Notice Address:

                                         c/o Avenida Belgrano 845, 4th Floor
                                         1092 Buenos Aires, Argentina
                                         Attn:  Roberto Cibrian Campoy
                                         Telephone:  (54 11) 4343-9122
                                         Telecopier: (54 11) 4343-9122, ext. 104

                              ALBERTO E. TAPIA

                              By: /s/ Alberto E. Tapia
                                  ----------------------------------------------

                                  Notice Address:


                                         c/o Avenida Belgrano 845, 4th Floor
                                         1092 Buenos Aires, Argentina
                                         Attn:  Roberto Cibrian Campoy
                                         Telephone:  (54 11) 4343-9122
                                         Telecopier: (54 11) 4343-9122, ext. 104

                              DAMIAN SAID

                              By: /s/ Damian Said
                                  ----------------------------------------------

                                  Notice Address:

                                         c/o Avenida Belgrano 845, 4th Floor
                                         1092 Buenos Aires, Argentina
                                         Attn:  Roberto Cibrian Campoy
                                         Telephone:  (54 11) 4343-9122
                                         Telecopier: (54 11) 4343-9122, ext. 104

                              COMPANIA DE INVERSIONES MONTEVIDEO BVI

                              By: /s/ Marial Ramos
                                  ----------------------------------------------
                                  Title: Marial Ramos
                                  Notice Address:

                                          Plaza Indepencia 831/508
                                          --------------------------------------
                                          11100 Montevideo Uruguay
                                          --------------------------------------
                                          (05982) 901-44-29
                                          --------------------------------------

                                          --------------------------------------

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

                              HENRY B. WILSON TRUST

                              By: /s/ Henry B. Wilson
                                  ----------------------------------------------
                                  Title:
                                  Notice Address:


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

                              VAMAGRA S.A.

                              By: /s/ Emilio Alfredo Gravier
                                  ----------------------------------------------
                                  Title: Emilio Alfredo Gravier - apodarado
                                  Notice Address:

                                          c/o Piedras 172 4th Floor
                                          --------------------------------------
                                          1070 Buenos Aires Argentina
                                          --------------------------------------
                                          Attn: Emilio Alfredo Gravier
                                          --------------------------------------
                                          Telephone: (54) 11 4342-6909
                                          --------------------------------------

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

                              JULIEN SEVAUX

                              By: /s/ Julien Sevaux
                                  ----------------------------------------------

                                  Notice Address:

                                         c/o Avenida Belgrano 845, 4th Floor
                                         1092 Buenos Aires, Argentina
                                         Attn:  Roberto Cibrian Campoy
                                         Telephone:  (54 11) 4343-9122
                                         Telecopier: (54 11) 4343-9122, ext. 104

                              ELINSTAR INTERNATIONAL CORPORATION

                              By: /s/ Carlos Korn
                                  ----------------------------------------------
                                  Title:
                                  Notice Address:


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

                              RENEE SAENZ ARMAS

                              By: /s/ Renee Saenz Armas
                                  ----------------------------------------------

                                  Notice Address:

                                         c/o Avenida Belgrano 845, 4th Floor
                                         1092 Buenos Aires, Argentina
                                         Attn:  Roberto Cibrian Campoy
                                         Telephone:  (54 11) 4343-9122
                                         Telecopier: (54 11) 4343-9122, ext. 104

                              GILLES DARD

                              By: /s/ Gilles Dard
                                  ----------------------------------------------

                                  Notice Address:

                                         c/o Avenida Belgrano 845, 4th Floor
                                         1092 Buenos Aires, Argentina
                                         Attn:  Roberto Cibrian Campoy
                                         Telephone:  (54 11) 4343-9122
                                         Telecopier: (54 11) 4343-9122, ext. 104

                              SUMMIT INVESTMENT MANAGEMENT LTD.

                              By: /s/ Horacio Milberg
                                  ----------------------------------------------
                                  Title:
                                  Notice Address:

                                          c/o Av. Belgrano 845 (4th)
                                          --------------------------------------
                                          1092 Buenos Aires
                                          --------------------------------------
                                          Attn: Horacio Milberg
                                          --------------------------------------
                                          Tel: (5411) 4343-6700
                                          --------------------------------------
                                          Fax: (5411) 4343-2355
                                          --------------------------------------

                              GUSTAVO BLUFSTEIN

                              By: /s/ Gustavo Blufstein
                                  ----------------------------------------------

                                  Notice Address:

                                         c/o Avenida Belgrano 845, 4th Floor
                                         1092 Buenos Aires, Argentina
                                         Attn:  Roberto Cibrian Campoy
                                         Telephone:  (54 11) 4343-9122
                                         Telecopier: (54 11) 4343-9122, ext. 104

                              HELIANE STEDEN

                              By: /s/ Heliane Steden
                                  ----------------------------------------------

                                  Notice Address:

                                         c/o Avenida Belgrano 845, 4th Floor
                                         1092 Buenos Aires, Argentina
                                         Attn:  Roberto Cibrian Campoy
                                         Telephone:  (54 11) 4343-9122
                                         Telecopier: (54 11) 4343-9122, ext. 104

                              JORGE AMY

                              By: /s/ Jorge Amy
                                  ----------------------------------------------

                                  Notice Address:

                                         c/o Avenida Belgrano 845, 4th Floor
                                         1092 Buenos Aires, Argentina
                                         Attn:  Roberto Cibrian Campoy
                                         Telephone:  (54 11) 4343-9122
                                         Telecopier: (54 11) 4343-9122, ext. 104

                              ROBERTO J. GARAT

                              By: /s/ Roberto J. Garat
                                  ----------------------------------------------

                                  Notice Address:

                                         c/o Avenida Belgrano 845, 4th Floor
                                         1092 Buenos Aires, Argentina
                                         Attn:  Roberto Cibrian Campoy
                                         Telephone:  (54 11) 4343-9122
                                         Telecopier: (54 11) 4343-9122, ext. 104

                              SLI.COM INC.

                              By: /s/ Guillermo Liberman
                                  ----------------------------------------------
                                  Title: President
                                  Notice Address:

                                          Boucherd 547 Piso 14
                                          --------------------------------------
                                          Buenos Aires Argentina
                                          --------------------------------------
                                          Attn: Guillermo Liberman
                                          --------------------------------------
                                          Telephone: 5411 4316 9952
                                          --------------------------------------
                                          Telecopier: 5411 4313
                                          --------------------------------------

                              DUNAS OVERSEAS LTD.

                              By: /s/ Nicolas Juan
                                  ----------------------------------------------
                                  Name: Nicolas Juan
                                  Title: PRESIDENT

                                          c/o Estudio Guyer & Reules
                                          --------------------------------------
                                          Plaza Independenia 811, P.B.
                                          --------------------------------------
                                          11100 Montevideo
                                          --------------------------------------
                                          Uruguay
                                          --------------------------------------
                                          Tel. (05982) 902 1515
                                          --------------------------------------

                              DANIEL ROTSZTAIN

                              By: /s/ Daniel Rotsztain
                                  ----------------------------------------------
                                  Title: SVP
                                  Notice Address:


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                                          --------------------------------------

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

                              ALFREDO JIMENEZ DE ARECHAGA

                              By: /s/ Alfredo Jimenez De Arechaga
                                  ----------------------------------------------
                                  Title:
                                  Notice Address:


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                                          --------------------------------------

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

                              RAFAEL BUSTAMENTE

                              By: /s/ Rafael Bustamente
                                  ----------------------------------------------
                                  Title:
                                  Notice Address:


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

                              QUANTUM DOLPHIN PLC

                              By: /s/ Marcelo Mindlin
                                  ----------------------------------------------
                                  Title: DIRECTOR
                                  Notice Address:

                                          BOLIVAR 108 1ST  FLOOR
                                          --------------------------------------
                                          (1066) BUENOS AIRES
                                          --------------------------------------
                                          ARGENTINA
                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------